Shareholders' Equity	12 Months Ended
Dec. 31, 2011
Shareholders' Equity [Abstract]
Shareholders' Equity

Note 14 — Shareholders’ Equity

RAI’s authorized capital stock at December 31, 2011 and 2010, consisted of 100 million shares of preferred stock, par value $.01 per share, and 1.6 billion shares of common stock, par value $.0001 per share. Four million shares of the preferred stock are designated as Series A Junior Participating Preferred Stock, none of which is issued or outstanding. The Series A Junior Participating Preferred Stock will rank junior as to dividends and upon liquidation to all other series of RAI preferred stock, unless specified otherwise. Also, of the preferred stock, one million shares are designated as Series B Preferred Stock, all of which are issued and outstanding. The Series B Preferred Stock ranks senior upon liquidation, but not with respect to dividends, to all other series of RAI capital stock, unless specified otherwise. As a part of the B&W business combination, RJR is the holder of the outstanding Series B Preferred Stock. In each of 2011, 2010 and 2009, RAI declared $43 million in dividends to RJR with respect to the Series B Preferred Stock.

In 2004, RAI’s board of directors adopted a shareholder rights plan, pursuant to which RAI declared a dividend of one preferred stock purchase right on each share of RAI common stock outstanding on July 30, 2004. The board also authorized the issuance of rights for each share of RAI common stock issued after the dividend record date, until the occurrence of certain specified events. By virtue of RAI’s two-for-one stock split in both 2006 and 2010, the number of rights associated with each share of RAI common stock is .25. The rights will expire on July 30, 2014, unless earlier redeemed, exercised or exchanged under the terms of the rights plan.

The rights are not exercisable until a distribution date that is the earlier of:

•

ten days following an announcement that a person or group, other than BAT and its subsidiaries, except in certain circumstances, has acquired beneficial ownership of at least 15% of RAI common stock, and

•	ten business days, or such later date as may be determined by the board, following the announcement of a tender offer which would result in a person becoming an acquiring person.

If the acquiring person or tender offeror is BAT or one of its subsidiaries, then the foregoing 15% threshold is subject to adjustment. The rights are initially exercisable for 1/100th of a share of RAI’s Series A Junior Participating Preferred Stock at a purchase price of $130, subject to adjustment. Each fractional share of such preferred stock would give the holder approximately the same dividend, voting and liquidation rights as does one share of RAI common stock. Until the distribution date, the rights will be evidenced by RAI common stock certificates and trade with such shares. Upon the occurrence of certain events after the distribution date, holders of rights, other than the acquiring person, will be entitled to receive upon exercise of the right, in lieu of shares of preferred stock, RAI common stock or common stock of the acquiring corporation having in either case a market value of two times the exercise price of the right.

RAI’s board of directors declared the following quarterly cash dividends per share of RAI common stock in 2011, 2010 and 2009:

	2011	2010	2009
First	$0.53	$0.45	$0.425
Second	$0.53	$0.45	$0.425
Third	$0.53	$0.45	$0.425
Fourth	$0.56	$0.49	$0.450

On November 14, 2011, the board of directors of RAI authorized the repurchase, from time to time on or before mid-2014, of up to $2.5 billion of outstanding shares of RAI common stock in open-market or privately negotiated transactions. The repurchases are subject to prevailing market and business conditions, and the program may be terminated or suspended at any time. In connection with the share repurchase program, RAI and B&W entered into an agreement, pursuant to which B&W has agreed to participate in the repurchase program on a basis approximately proportionate with B&W’s 42% ownership of RAI’s common stock. RAI, B&W and BAT also entered into Amendment No. 3 to the governance agreement, pursuant to which RAI has agreed that, so long as B&W’s ownership interest has not dropped below 25%, if RAI issues shares of its common stock or any other RAI equity security to certain designated persons, including its directors, officers or employees, then RAI will repurchase a number of shares of outstanding RAI common stock so that the number of outstanding shares of RAI common stock are not increased, and B&W’s ownership interest is not decreased, by such issuance after taking into account such repurchase. In addition, RAI repurchases shares of its common stock forfeited with respect to the tax liability associated with certain stock option exercises and vesting of restricted stock grants under the RAI Long-Term Incentive Plan, referred to as the LTIP.

Due to RAI’s incorporation in North Carolina, which does not recognize treasury shares, the shares repurchased are cancelled at the time of repurchase. As of December 31, 2011, RAI had repurchased and cancelled 6,776,637 shares of RAI common stock for $276 million under the above share repurchase program.

Additionally, during 2011, at a cost of $6 million, RAI purchased 162,257 shares that were forfeited with respect to tax liabilities associated with restricted stock vesting under its LTIP.

Changes in RAI common stock outstanding were as follows:

	2011	2010	2009
Shares outstanding at beginning of year	583,043,872	582,848,102	582,901,524
LTIP shares forfeited	(433)	(7,501)	(55,420)
LTIP tax shares repurchased and cancelled	(162,257)	(185,257)	(308,882)
Shares repurchased and cancelled	(6,776,637)	—	—
Stock options exercised	—	362,284	245,280
Equity incentive award plan shares issued	30,654	26,244	65,600

Shares outstanding at end of year	576,135,199	583,043,872	582,848,102